Exhibit 10(ah)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 21, 2007, is by and among INVACARE CORPORATION, an Ohio corporation (the “Company”), the certain Subsidiaries of the Company from time to time party hereto as foreign borrowers (and together with the Company, the “Borrowers”), certain Subsidiaries of the Company from time to time party hereto as guarantors (collectively, the “Guarantors”), the lenders from time to time party hereto (collectively, the “Lenders”), NATIONAL CITY BANK, as Multicurrency Administrative Agent, Multicurrency Collateral Agent, Swing Line Lender and an L/C Issuer, NATIONAL CITY BANK, Canada Branch, as Canadian Administrative Agent and Canadian Collateral Agent, and BANC OF AMERICA SECURITIES ASIA LIMITED, as Australian Administrative Agent and Australian Collateral Agent.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agents and the Collateral Agents are parties to that certain Credit Agreement dated as of February 12, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Invacare Florida Holding LLC made two (2) dividend payments to 1207273 Alberta ULC in an aggregate amount of CAN $2,599,814 (the “Dividend Payment Event”); and

WHEREAS, the Loan Parties have requested the Required Lenders (a) waive the Dividend Payment Event and (b) amend the Credit Agreement to permit future dividends to 1207273 Alberta ULC; and

WHEREAS, the Required Lenders are willing to (a) waive the Dividend Payment Event and (b) make such amendment to the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

WAIVER

1.1 Waiver of Event of Default. Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby waive, on a one-time basis, the Dividend Payment Event.

1.2 Effectiveness of Waiver. This Amendment shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any other action by the Borrowers nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrowers, (b) affect the right of the Lenders to demand compliance by the Borrowers with all terms and conditions of the Credit Agreement, except as specifically modified or waived by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Borrowers requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, any Administrative Agent’s, Collateral Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

2.1 Amendment to Section 7.06. Section 7.06 is hereby amended by adding the following clause (f) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:

(f) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Company and its Subsidiaries shall realize a tax benefit as a result thereof, any Domestic Subsidiary may declare and make dividend payments or other distributions payable to 1207273 Alberta ULC in an aggregate amount not to exceed CAN $17,000,000 per fiscal year.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions. This Amendment shall become effective as of February 28, 2007 (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Multicurrency Administrative Agent):

(a) Executed Amendment. The Multicurrency Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and acknowledged by the Multicurrency Administrative Agent.

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(b) Fees and Expenses. The Borrower shall have paid in full all reasonable out-of-pocket fees and expenses of the Multicurrency Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Multicurrency Administrative Agent and its counsel.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

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(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the applicable Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Multicurrency Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Multicurrency Administrative Agent’s legal counsel.

4.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Multicurrency Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Administrative Agent, the Lenders, or any Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

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4.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12 General Release. In consideration of the Required Lenders, entering into this Amendment, each Loan Party hereby releases each Administrative Agent, the Lenders, and each Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

4.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	INVACARE CORPORATION,
an Ohio corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

CARROLL HEALTHCARE INC.,
an Ontario corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

INVACARE AUSTRALIA PTY LTD,
an Australian corporation

By:
	Name:	McGregor Grant
	Title:	Secretary

INVACARE HOLDINGS C.V.,
a Dutch limited partnership

	By:	Invacare Holdings LLC, a general partnership

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Treasurer

INVACARE INTERNATIONAL SARL,
a Swiss corporation

By:
	Name:	Theo Vassiloudis
	Title:	Finance Director, Europe

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

INVACARE LIMITED,
a private limited company organized under the laws of England and Wales

By:	/s/ Mark Prosser
Name:	Mark Prosser
Title:	CEO

SCANDINAVIAN MOBILITY INTERNATIONAL APS,
a Danish private limited company

By:	/s/ Leif Christensen
Name:	Leif Christensen
Title:	Director and Manager

DOMESTIC GUARANTORS:

ADAPTIVE SWITCH LABORATORIES, INC., a Texas corporation

INVACARE FLORIDA CORPORATION, a Delaware corporation

INVACARE CREDIT CORPORATION, an Ohio corporation

THE AFTERMARKET GROUP, INC., a Delaware corporation

THE HELIXX GROUP, INC., an Ohio corporation

CHAMPION MANUFACTURING INC., a Delaware corporation

HEALTHTECH PRODUCTS, INC., a Missouri corporation

INVACARE CANADIAN HOLDINGS, INC., a Delaware corporation

INVACARE INTERNATIONAL CORPORATION, an Ohio corporation

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

Title:	Vice President and Treasurer

KUSCHALL, INC., a Delaware corporation

ALTIMATE MEDICAL, INC., a Minnesota corporation

INVACARE SUPPLY GROUP, INC., a Massachusetts corporation

INVACARE HOLDINGS, LLC, an Ohio limited liability company

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Treasurer

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

FREEDOM DESIGNS, INC.,
a California corporation

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Vice President and Treasurer

GARDEN CITY MEDICAL INC.,
a Delaware corporation

MEDBLOC, INC.,
a Delaware corporation

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Vice President and Treasurer

INVACARE FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Treasurer and Secretary

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

CANADIAN GUARANTORS:	1207273 ALBERTA ULC,
an Alberta corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Vice President and Treasurer

2083806 ONTARIO INC.,
an Ontario corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Vice President and Treasurer

6123449 CANADA INC.,
a Canada corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Vice President and Treasurer

INVACARE CANADA L.P.,
an Ontario limited partnership

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Vice President and Treasurer

INVACARE CANADA GENERAL PARTNER INC.,
a Canada corporation

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Vice President and Treasurer

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

MOTION CONCEPTS L.P.,
an Ontario limited partnership

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Vice President and Treasurer

PERPETUAL MOTION ENTERPRISES LIMITED,
an Ontario corporation

By:	/s/ Gregory C. Thompson
Name:	Gregory C. Thompson
Title:	Vice President and Treasurer

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

AUSTRALIAN GUARANTORS:	ADELAIDE SCOOTERS & WHEELCHAIRS PTY LTD,
an Australian corporation

	By:	/s/ McGregor Grant
	Name:	McGregor Grant
	Title:	Secretary

AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD,
an Australian corporation

	By:	/s/ McGregor Grant
	Name:	McGregor Grant
	Title:	Secretary

HOME HEALTH EQUIPMENT PTY LTD,
an Australian corporation

	By:	/s/ McGregor Grant
	Name:	McGregor Grant
	Title:	Secretary

MORRIS SURGICAL PTY LTD,
an Australian corporation

	By:	/s/ McGregor Grant
	Name:	McGregor Grant
	Title:	Secretary

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	INVACARE A/S,
a Danish limited liability company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director, Europe

INVACARE B.V.,
a Dutch private limited liability company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director, Europe

INVACARE EC-HØNG A/S,
a Danish limited company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director, Europe

INVACARE HOLDINGS TWO B.V.,
a Dutch private limited liability company

	By:	/s/ Marco Koole
	Name:	Marco Koole
	Title:	Comptroller

INVACARE UK OPERATIONS LTD.,
a private limited company organized under the laws of England and Wales

	By:	/s/ Mark Prosser
	Name:	Mark Prosser
	Title:	CEO

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

KÜSCHALL AG,
a Swiss corporation

By:	/s/ Jean-Francois Gsell
Name:	Jean-Francois Gsell
Title:	Comptroller

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

Acknowledged and Agreed:

NATIONAL CITY BANK, as
Multicurrency Administrative Agent

By:	/s/ Robert S. Coleman
Name:	Robert S. Coleman
Title:	Senior Vice President

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK, as Lender, L/C
Issuer and Swing Line Lender

By:	/s/ Robert S. Coleman
Name:	Robert S. Coleman
Title:	Senior Vice President

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Jill J. Hogan
Name:	Jill J. Hogan
Title:	Vice President

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ J.T. taylor
Name:	J.T. taylor
Title:	Senior Vice President

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

BANC OF AMERICA SECURITIES ASIA LIMITED, as a Lender and Australian Administrative Agent

By:
Name:
Title:

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

[OTHER LENDERS] Carlyle Capital Investment Limited

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VII, Ltd

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Credit Partners

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Loan Investment, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners X, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

Carlyle High Yield Partners VIII, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IX, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

General Electric Capital Corporation

By:	/s/ Dionne Miller
Name:	Dionne Miller
Title:	Its Duly Authorized Signatory

Grand Central Asset Trust, LAC Series

By:	/s/ Jeff Parkinson
Name:	Jeff Parkinson
Title:	Attorney-in-fact

Harch CLO III, Limited

By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

Hartford Institutional Trust,
On behalf of its Floating Rate Bank Loan Series
By: Hartford Investment management Company, Its Investment Manager

By:	/s/ James Serhant
Name:	James Serhant
Title:	Senior Vice President

Keybank National Association

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	Senior Vice President

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

L.A. Funding LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

Navigare Funding I CLO Ltd
By Navigare Partners LLC
Its collateral manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

Navigare Funding II CLO Ltd
By Navigare Partners LLC
Its collateral manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CEPI Loand Funding LLC.

By:	/s/ Jeff Parkinson
Name:	Jeff Parkinson
Title:	Attorney-in-fact

Stoney Land Fuding, I Ltd.
By: HillMark Capital Management, L.P.,
As Collateral Manager

By:	/s/ Kevin Cuskley
Name:	Kevin Cuskley
Title:	Senior Portfolio Manager

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Vice President

Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Vice President

Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Vice President

Venture VIII CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Vice President

Merchants Bank, National Association

By:	/s/ Timothy Klinkner
Name:	Timothy Klinkner
Title:	Vice President

UBS AG, Stamford Branch

By:	/s/ Janice L. Randolph
Name:	Janice L. Randolph
Title:	Associate Director
Banking Products Services, US

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Margaret Sang
Name:	Margaret Sang
Title:	Associate Director
Banking Products Services, US

LaSalle Commercial Lending,
A Division of ABN AMRO Bank N.V.

By:	/s/ Nazmin Adatia
Name:	Nazmin Adatia
Title:	Vice President

By:	/s/ H. Bayu Budiatmanto
Name:	H. Bayu Budiatmanto
Title:	Vice President

BMO Capital Markets Financing Inc.

By:	/s/ Michael D. Pincus
Name:	Michael D. Pincus
Title:	Managing Director

LaSalle Bank National Association

By:	/s/ Brian H. Gallagher
Name:	Brian H. Gallagher
Title:	Vice President

Nordea Bank Finland, PLC.

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Senior Vice President

By:	/s/ Gerald E. Chelius
Name:	Gerald E. Chelius
Title:	SVP Credit

PNC Bank, N.A.

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Credit Officer

INVACARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

SunTrust Bank

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Managing Director

AMMC CLO III, LIMITED
By: American Money Management Corp.,
As Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CLO IV, LIMITED
By: American Money Management Corp.,
As Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Atlas Loan Funding (Hartford), LLC
By Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

Beecher CBNA Loan Funding LLC

By:	/s/ Jeff Parkinson
Name:	Jeff Parkinson
Title:	Attorney-in-fact